SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2001
THE POTOMAC EDISON COMPANY (Exact Name of Registrant as Specified in Its Charter)
Maryland and Virginia (State or other jurisdiction of incorporation)	1-3376-2 (Commission File Number)	13-5323955 (IRS Employer Identification Number)

10435 Downsville Pike
Hagerstown, MD 21740-1766
(Address of principal executive offices)

Registrant's telephone number, including area code: (301) 790-3400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     In connection with its shelf registration statement (Files No. 33-51305, No. 33-59493 and No. 333-33413) covering debt securities, the Registrant is filing the Debt Securities Standard Purchase Agreement Provisions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits The following exhibits are filed as part of this Current Report on Form 8-K:
Exhibit No. 1(b) 12(a)(1) 12(a)(2) 12(a)(3)

Exhibit

Debt Securities Standard Purchase Agreement Provisions

Statement re: computation of ratio of earnings to fixed charges 1999

Statement re: computation of ratio of earnings to fixed charges 1998

Statement re: computation of ratio of earnings to fixed charges 1997

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: October 30, 2001	The Potomac Edison Company By: /s/ Thomas K. Henderson Name: Thomas K. Henderson Title: Vice President
INDEX TO EXHIBITS
Item No.	Exhibits
7	Ex. 1(b) Ex. 12(a)(1) Ex. 12(a)(2) Ex. 12(a)(3)

Debt Securities Standard Purchase Agreement Provisions
Statement re: computation of ratio of earnings to fixed charges 1999
Statement re: computation of ratio of earnings to fixed charges 1998
Statement re: computation of ratio of earnings to fixed charges 1997